SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9,
1994



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                  23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)             Identification
No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                  19102
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

   On September 9, 1994, Westmoreland Coal Company announced that lenders associated with Westmoreland's three principal credit facilities have agreed to extend maturity dates for the repayment of these facilities to November 1, 1994.

   A press release describing the transaction is attached as an exhibit and incorporated herein by reference.

Item 7.    Exhibits.

   Press release dated September 9, 1994.






EXHIBIT INDEX


                                                        Sequentially
Exhibit    Description of Exhibit                         Numbered
Number                                                      Page
  1        Press release dated September 9, 1994.             4












SIGNATURE





	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


		  WESTMORELAND COAL COMPANY




Date:  September 12, 1994		By:
			   Theodore E. Worcester
		     Senior Vice President